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                               AMENDMENT NUMBER ONE TO
                                 IBS FINANCIAL CORP.
                            EMPLOYEE STOCK OWNERSHIP PLAN


    BY THIS AGREEMENT, the IBS Financial Corp. Employee Stock Ownership Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 1996;

    1.   Section 4.4(b) of the Plan is amended and restated to read as follows:

    The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

    (1)  With respect to the Employer's Elective Contribution made pursuant to
    Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

    (2) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(b), to each Participant's Account in accordance with Section 4.1(b).

    Only Participants who have completed a Year of Service during the Plan Year shall be eligible to share in the matching contribution for the year.

    (3) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to Section 4.1(c), to each Participant's Elective Account in accordance with Section 4.1(c).

    Only Non-Highly Compensated Participants and Non-Key Employees who have completed a Year of Service during the Plan Year shall be eligible to share in the Qualified Non-Elective Contribution for the year.

    (4) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(d), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

    Only Participants who have completed a Year of Service during the Plan Year shall be eligible to share in the discretionary contribution for the year.

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    2.   Section 4.4(j) is hereby deleted in its entirety.

    3.   Section 4.4(m) of the Plan is amended and restated to read as follows:

         For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

    4.   Section 4.4(r)(1) is hereby amended and restated to read as follows:

         The group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those Participants who, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

    5.   Section 4.4(r)(2) is hereby amended and restated to read as follows:

         If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

    IN WITNESS WHEREOF, this Amendment has been executed this 19th day of January, 1996.


Signed, sealed, and delivered
in the presence of:

                                  IBS FINANCIAL CORP.


/s/ Chiara Eisennagel
_________________________
Chiara Eisennagel                 By:  /s/ Joseph M. Ochman, Sr.
Secretary                            _______________________________________
                                       Joseph M. Ochman, Sr.
                                       President and Chief Executive Officer

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                                  IBS FINANCIAL CORP. EMPLOYEE STOCK
                                    OWNERSHIP PLAN


                                  By:  /s/ Joseph M. Ochman, Sr.
                                       _______________________________________
                                       Joseph M. Ochman, Sr., Trustee

                                  By:  /s/ Thomas J. Auchter
                                       _______________________________________
                                       Thomas J. Auchter, Trustee


                                  By:  /s/ John A. Borden
                                       _______________________________________
                                       John A. Borden, Trustee